EXHIBIT 23.1




                        ACCOUNTANTS' CONSENT


The Partners
EquiStar Hotel Investors, L.P. and CapStar Management Company, L.P.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                           /s/  KPMG PEAT MARWICK LLP

Washington, D.C.
June 21, 1996